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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               SEPTEMBER 22, 2006


                       WARRIOR ENERGY SERVICES CORPORATION
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             (Exact name of registrant as specified in its charter)


DELAWARE                                  0-18754                     11-2904094
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(State or other jurisdiction     (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)


                 100 ROSECREST LANE, COLUMBUS, MISSISSIPPI 39701
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (662) 329-1047


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

     |_| Written communications pursuant to Rule 425 under the Securities Act |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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                        SECTION I - REGISTRANT'S BUSINESS
                                 AND OPERATIONS


ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On September 22, 2006, we entered into an Agreement and Plan of Merger dated as of September 22, 2006 (the "Merger Agreement"), with Superior Energy Services, Inc., a Delaware corporation ("Parent"), and SPN Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent ("Merger Sub"), pursuant to which we will be merged with and into Merger Sub and our separate corporate existence will cease (the "Merger"). Pursuant to the Merger Agreement, at the effective time of the Merger, each of our outstanding shares of common stock, par value $0.0005 per share ("Common Stock") (other than Common Stock owned by us or any stockholders who are entitled to and who properly exercise appraisal rights under Delaware law) will be cancelled and converted into the right to receive (i) 0.452 shares of the common stock, par value $0.001 per share, of Parent (the "Parent Common Stock") and (ii) $14.50 in cash (together, the "Consideration"). At the effective time of the Merger, all of our outstanding restricted stock units will become fully vested and the unrestricted shares of Common Stock issued upon vesting will be exchanged for the Consideration. At the effective time of the Merger, each of our outstanding stock options will be fully vested and will be cancelled for a consideration payable in cash and Parent Common Stock based on a formula set forth in the Merger Agreement, less the exercise price per share of such options.

      Our Board of Directors unanimously approved the Merger and the Merger Agreement at a special meeting on September 22, 2006.

      The Merger is conditioned, among other things, on:

            o the approval of the Merger Agreement by the holders of at least a majority of our outstanding shares of Common Stock;

            o the termination or expiration of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended;

            o  the absence of any legal prohibition on completion of the Merger;

            o the effectiveness of a Registration Statement on Form S-4 related to the Merger to be filed by Parent with the o Securities and Exchange Commission (the "SEC");

            o the authorization for listing of the shares of Parent Common Stock to be issued in the Merger on the New York Stock Exchange;

            o the receipt by Parent and us of tax opinions to the effect that the Merger will be treated for o federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code;

            o the performance of the parties' obligations required to be performed at or prior to the closing of the Merger;

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            o  the accuracy as of the closing of the Merger of the
               representations and warranties of Parent and us set forth in the Merger Agreement;

            o the absence of a material adverse change, as defined in the Merger Agreement, with respect to us or Parent; and

            o the exercise by less than 10% of the total outstanding shares of our Common Stock at the effective time of the Merger of appraisal rights under Delaware law being .

The Merger is expected to close late in the fourth quarter of 2006. Parent and we have each agreed to use our reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and assist and cooperate with each other in doing, all things necessary, proper and advisable to consummate and make effective the Merger.

      The Merger Agreement contains certain termination rights and, upon the termination of the Merger Agreement under specified circumstances, we may be required to pay Parent a termination fee equal to $11.5 million. The Merger Agreement also includes other representations, warranties and covenants that are customary for transactions of this type.

      A copy of the Merger Agreement is attached to this Current Report on Form 8-K as Exhibit 2 and is incorporated by reference as though fully set forth herein. The foregoing summary description of the Merger Agreement and the transactions contemplated therein is not intended to be complete and is qualified in its entirety by the complete text of the Merger Agreement.

         The Merger Agreement has been included in this Report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about us or Parent. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including complete waiver or qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in our public disclosures.

      We and Parent will file a proxy statement/prospectus, and both companies will file other relevant documents, concerning the proposed Merger transaction with the SEC. Investors are urged to read the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information. Investors will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, investors may obtain documents filed with the SEC by us free of charge by contacting Mr. Rob McNally, Executive Vice President of our company, at (832) 775-0016 or by visiting our website at www.warriorenergyservices.com.

      Our company, Parent and our respective directors and executive officers may be deemed to be participants in the solicitation of proxies from our stockholders in connection with the Merger. Information about our directors and executive officers and their ownership of our Common Stock is set forth in our prospectus dated April 18, 2006, which we filed with the SEC and may be obtained as described above. Information about the directors and executive officers of Parent and their ownership of Parent Common Stock is set forth in the proxy statement for Parent's 2006 Annual Meeting of Stockholders. Investors may obtain additional information regarding the names, affiliations and interests of such participants by reading the proxy statement/prospectus for the Merger when it becomes available.

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      INVESTORS SHOULD READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT
BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS.


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Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private
Securities Litigation Reform Act of 1995.

         With the exception of historical matters, the matters discussed in this Report are "forward-looking statements" as defined under the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. Warrior Energy intends that the forward-looking statements herein be covered by the safe-harbor provisions for forward-looking statements contained in the Securities Exchange Act of 1934, as amended, and this statement is included for the purpose of complying with these safe-harbor provisions. Although Warrior Energy believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees that the contemplated merger will occur and actual results or developments may differ materially from those in the forward-looking statements. Factors that could cause actual results to differ materially from those in forward-looking statements include a delay in or the failure to obtain required approvals and failure to satisfy conditions to closing in the Merger Agreement, as well as other risk factors described from time to time in Warrior Energy's filings with the SEC. Warrior Energy assumes no obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise except as required by law. Warrior Energy cautions readers that various risk factors could cause Warrior Energy's operating results and financial condition to differ materially from those expressed in any forward-looking statements made by Warrior Energy and could adversely affect Warrior Energy's ability to pursue the contemplated merger and its business strategy and plans. Readers should refer to Warrior Energy's Annual Report on Form 10-K and the risk factors disclosed therein.
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                  SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (d)      Exhibits.

                              2.      Agreement and Plan of Merger dated
                                      as of September 22, 2006, by and
                                      between Warrior Energy Services
                                      Corporation, Superior Energy
                                      Services, Inc., and SPN Acquisition
                                      Sub, Inc. *

                                    --------------------------------------------
                                    * The schedules to the Merger Agreement have not been included herewith. We agree to furnish supplementally a copy of any omitted schedule to the SEC upon request.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WARRIOR ENERGY SERVICES CORPORATION





Dated: September 22, 2006           By:   /s/ William L. Jenkins
                                          ----------------------
                                          William L. Jenkins, President





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                                INDEX TO EXHIBITS



                                    2.      Agreement and Plan of Merger dated
                                            as of September 22, 2006, by and
                                            between Warrior Energy Services
                                            Corporation, Superior Energy
                                            Services, Inc., and SPN Acquisition
                                            Sub, Inc.






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